Exhibit 10.13
                                 LIFE INSURANCE

                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN

                                    AGREEMENT


Insurer:

Policy  Number:

Bank:                                    Cherokee  Bank

Insured:

Relationship  of  Insured  to  Bank:     Director


The respective rights and duties of the Bank and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:


I.    DEFINITIONS

      Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If the definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II.   POLICY  TITLE  AND  OWNERSHIP

      Title and ownership shall reside in the Bank for its use and for the use of the Insured all in accordance with this Agreement. The Bank alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.


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III.  BENEFICIARY  DESIGNATION  RIGHTS

      The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement.

IV.   PREMIUM  PAYMENT  METHOD

      Subject to the following, the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force. The Bank shall exercise due diligence in reviewing the financial stability of the insurance company and the policy that are the subject of this Agreement. If the Bank believes that the Insurer under the policy is financially weak or that the policy is not performing well, the Bank may, at any time, surrender the policy or substitute a different policy provided that the Bank is under no obligation to invest in such replacement policy any more than the proceeds available from the cash surrender value of the original policy. The Executive will cooperate by undertaking any necessary medical examination. If the Bank chooses to surrender the above-referenced policy without replacing it or the policy otherwise ceases to exist prior to the death of the Insured, the Bank agrees to pay the Insured's named beneficiary(ies) ______________________ and 00/100ths Dollars ($___________________) as a
      death  benefit  under  Paragraph  VI  of  this  Agreement.

V.    TAXABLE BENEFIT

      Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank (or its administrator) will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

VI.   DIVISION  OF  DEATH  PROCEEDS

      Subject to Paragraphs VII and IX herein, the division of the death proceeds of the policy is as follows:

      A. Should the Insured be serving on the Board of the Bank at the time of death or be terminated due to disability*, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to one hundred percent (100%) of the net-at-risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.


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      B.    Should  the  Insured  not be serving on the Board of the Bank at the time of his or her death for reasons other than disability, the Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to the percentage as set forth hereinbelow of the proceeds described in Subparagraph VI (A) above that corresponds to the number of full years the Insured has been employed by the Bank since the date of first service on the Board of the Bank:

                  Total Years
                  of Service with
                  the  Bank                Vested  (to  a  maximum  of  100%)
                  ----------               ----------------------------------
                  0-3  or  less            0%

                  3  or  more              100%

            *Disability shall be as defined in the Director Supplemental Retirement Agreement in effect at the time of said disability.

      C.    The  Bank  shall  be  entitled  to  the  remainder of such proceeds.

      D. The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

VII.  DIVISION  OF  THE  CASH  SURRENDER  VALUE  OF  THE  POLICY

      The Bank shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. RIGHTS  OF  PARTIES  WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

      In the event the policy involves an endowment or annuity element, the Bank's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.


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IX.   TERMINATION  OF  AGREEMENT

      This Agreement shall terminate upon the occurrence of any one of the following:

      A. The Insured shall leave the service of the Board of the Bank (voluntarily or involuntarily except for disability) prior to three
            (3) full years of service with the Bank from the date of first service on the Board of the Bank.

      B. The Insured shall be discharged from service with the Bank for cause. The term "for cause" shall mean any of the following that result in an adverse effect on the Bank: (i) gross negligence or gross neglect; (ii) the commission of a felony or gross misdemeanor involving moral turpitude, fraud, or dishonesty; (iii) the willful violation of any law, rule, or regulation (other than a traffic violation or similar offense); (iv) an intentional failure to perform stated duties; or (v) a breach of fiduciary duty involving personal profit; or

      C. Surrender, lapse, or other termination of the Policy by the Bank, and subject to payment under Paragraph IV herein.

      Upon such termination, the Insured (or assignee) shall have a fifteen (15) day option to receive from the Bank an absolute assignment of the policy in consideration of a cash payment to the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

      A. The Bank's share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

      B. The amount of the premiums which have been paid by the Bank prior to the date of such assignment.

      If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

      The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

      Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.


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X.    INSURED'S  OR  ASSIGNEE'S  ASSIGNMENT  RIGHTS

      The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI.   AGREEMENT  BINDING  UPON  THE  PARTIES

      This Agreement shall bind the Insured and the Bank, their heirs, successors, personal representatives and assigns.

XII.  ERISA  PROVISIONS

      The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"):

A.    Named  Fiduciary  and  Plan  Administrator.
      -------------------------------------------

      The "Named Fiduciary and Plan Administrator" of this Endorsement Method Split Dollar Agreement shall be Cherokee Bank, until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

B.    Funding  Policy.
      ---------------

      The funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

C.    Basis  of  Payment  of  Benefits.
      --------------------------------

      Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

D.    Claim  Procedures.
      -----------------

      Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance


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
      policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the Named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

      In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII.     GENDER

      Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV.     INSURANCE  COMPANY  NOT  A  PARTY  TO  THIS  AGREEMENT

      The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV.     CHANGE  OF  CONTROL

      Change of Control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank from the date of this Agreement. For purposes of this Agreement, transfers on account of death or gifts, transfers between family members, or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change of Control. Upon a Change of Control, if the Insured's service is subsequently terminated, except for cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured's beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Bank (See Subparagraph VI [A]).


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XVI.  AMENDMENT  OR  REVOCATION

      It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Bank.

XVII. EFFECTIVE  DATE

      The  Effective  Date  of  this  Agreement  shall be _____________, ______.

XVIII. SEVERABILITY  AND  INTERPRETATION

      If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be over broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX.  APPLICABLE  LAW

      The validity and interpretation of this Agreement shall be governed by the laws of the State of Georgia.

      Executed  at  Canton,  Georgia,  this  ________day  of  ___________, 2002.


                              CHEROKEE  BANK
                              Canton,  Georgia


____________________________  By:  ____________________________
Witness                                                  Title



____________________________       ____________________________
Witness                            Insured


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                          BENEFICIARY DESIGNATION FORM
                    FOR THE LIFE INSURANCE ENDORSEMENT METHOD
                           SPLIT DOLLAR PLAN AGREEMENT

I.    PRIMARY  DESIGNATION
      --------------------
      (You may refer to the beneficiary designation information prior to completion.)

      A.    PERSON(S) AS A PRIMARY DESIGNATION:
            ---------------------------------------
            (Please  indicate  the  percentage  for  each  beneficiary.)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      B.    ESTATE AS A PRIMARY DESIGNATION:
            --------------------------------

      My Primary Beneficiary is The Estate of___________________________________
      as set forth in the last will and testament dated the _____ day of _____________, _______ and any codicils thereto.

      C.    TRUST AS A PRIMARY DESIGNATION:
            -----------------------------------

      Name  of  the  Trust:  __________________________________________________

      Execution  Date  of  the  Trust:  _____  /  _____  /  _________

      Name  of  the  Trustee:  ________________________________________________

      Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):
      _________________________________________________________________________
      _________________________________________________________________________
      Is this an Irrevocable Life Insurance Trust? ________ Yes ________ No (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)


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II.   SECONDARY  (CONTINGENT)  DESIGNATION
        ------------------------------------

      A.    PERSON(S) AS A PRIMARY DESIGNATION:
            ---------------------------------------
            (Please  indicate  the  percentage  for  each  beneficiary.)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      Name___________________________ Relationship___________________/_______%

      Address:________________________________________________________________
                  (Street)                   (City)          (State)    (Zip)

      B.    ESTATE AS A PRIMARY DESIGNATION:
            --------------------------------

      My Primary Beneficiary is The Estate of___________________________________
      as set forth in the last will and testament dated the _____ day of _____________, _______ and any codicils thereto.

      C.    TRUST AS A PRIMARY DESIGNATION:
            -----------------------------------

      Name  of  the  Trust:  __________________________________________________

      Execution  Date  of  the  Trust:  _____  /  _____  /  _________

      Name  of  the  Trustee:  ________________________________________________

      Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):
      _________________________________________________________________________
      _________________________________________________________________________

All sums payable under the Life Insurance Endorsement Method Split Dollar Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.


______________________________________        __________________________________
Participant                                   Date


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